Statement Of Sponsoring Association

The Iowa Schools Joint Investment Trust (ISJIT) continues to build on its rich history with another successful year of operation. In fiscal year 2001-2002, total funds collectively invested in the program's various investment services reached a fiscal year high of $547,526,254, an increase of eight percent over the previous year's record high.

ISJIT pioneered the development of Local Government Investment Pools when it was created. During the past sixteen years of continuous operation, ISJIT has assisted more than 360 authorized participants to safely and effectively increase their interest income, providing millions of additional dollars in investment income to increase the quality of educational services available to students across the state.

Under the guidance of the Iowa Association of School Boards and the ISJIT board, ISJIT has become a national model for providing proactive cash management practices and responsiveness to the unique needs of school corporations across the state.

What a difference a year makes in available market rates of interest! During this past fiscal year, prevailing short-term interest rates decreased steadily as the Federal Reserve Board lowered overnight rates five times for a total of two percent to attempt to stimulate the domestic economy troubled by poor fundamentals and concerns over national security. Market rates as we enter FY 2002-2003 provide the lowest fixed income returns in over forty years.

ISJIT's Diversified and Direct Government Obligation (DGO) rates of return reflected the overall decrease in rates in the fixed income markets in FY 01-02, providing investing participants with rates between 1.5 and 3.5 percent for the majority of the year.

Since inception, the Diversified and DGO funds have provided participants with over $130,000,000 in total investment income. The Iowa Schools Joint Investment Trust has helped Iowa school corporations to earn more interest income than any other program or financial institution in the history of our state.

The Iowa Association of School Boards has a successful tradition of helping our members to combine efforts to help themselves to take better collective advantage of individual opportunities. ISJIT has set the standard in the state and the country for responsible, effective cash management assistance, exemplifying IASB's service role to its members.

Ronald M. Rice

Executive Director

Iowa Association of School Boards

Email: rrice@ia-sb.org
"In fiscal year 2001-2002, total funds in	Contents
ISJIT in the program's various	Statement of Sponsoring Association	..........1
investment services reached a fiscal	Message From The Chair	..........2
year high of $547,526,254, an increase of	Board of Trustees	..........3
eight percent over the previous year's	Notes From Your Service Providers	..........4
record high."	Member Profile	..........5
	Program Services and Features	..........6
	Financial Statements	..........7

Message from the Chair

The Iowa Schools Joint Investment Trust (ISJIT) is pleased to present this Annual Report of Trust operations for the period ended June 30, 2001. ISJIT enjoyed another successful year of operation in the face of trying economic times.

Total funds for all investment alternatives reached a fiscal year high of $547,526,254.13 in May of 2002.

  Use of the program's Fixed Term Automated (FTA) services continued to serve many of the capital improvement programs authorized across the state as member districts took advantage of the program's popular Flexible Withdrawal Certificate of Deposit (Flex-CD) to invest bond proceeds in anticipation of building projects. During the year, 63 transactions were made from across the state investing $178,293,987.14 in ISJIT FTA investments.
  Average combined daily investments in the Diversified and Direct Government Obligation (DGO) funds were $294,518,523 down 1.72% from FY 00-01 averages.
  Placement of 38 portfolio certificates of deposit into Iowa financial institutions representing over $27,750,000.

The ISJIT Board was particularly pleased with the support and usage of IPASonline by our members this past year. The ability to enter investments and withdrawals directly into ISJIT account(s) twenty-four hours a day, seven days a week and to view all historical and current elements of program operation, has set the standard for ease and efficiency for cash management program participants everywhere. Over half of all transactions and program inquiries are now accommodated "on line".

Your suggestions and observations are always appreciated and have helped ISJIT to continually improve its services. Please feel free to contact myself or any other Board member at your convenience if you have ideas about improving your cash management program.

Respectfully,

Richard VandeKieft, Chair
Board of Trustees
Email: rlvandefieft@cfucybernet.net

"The ability to enter investments and withdrawals directly into ISJIT account(s) twenty-four hours a day, seven days a week and to view all historical and current elements of program operation, has set the standard for ease and efficiency for cash management program participants everywhere."

Board of Trustees

Pictured (left to right): Jane Lichtenstein - Durant; Dennis Jeter - Murray; Gary Bengston - Carroll; Richard L. VandeKieft - Cedar Falls; Susan McDermott - Cedar Rapids

Veronica Stalker

Waukee

The Iowa Schools Joint Investment Trust Board of Trustees meets every quarter to review the program's operation and to consider program operating enhancements that might be of assistance to ISJIT participants. Each of the six members represents the interests of their own school corporation as well as over 360 other ISJIT program members. Each board member has served as a school board member or school business official in their home district for many years prior to their ISJIT service.

Together, the ISJIT Board provides an extensive network of experience and knowledge of members' cash management needs to the program's ongoing operation. The diversity of experience and attention to detail by each member of the Board assures that the program's history of helpful cash management assistance will continue to be available to ISJIT members well into the future.

Notes from your Service Providers

Kathryn D. Beyer, CFA

Managing Director
Investors Management Group
Email: kbeyer@amcore.com

The Federal Reserve cut the federal funds rate five times in the fiscal year 2001-02. This followed six rate cuts in the prior fiscal year. Early in the fiscal year the Federal Reserve was pushing the federal funds rate lower to ensure an economic recovery. Following the terrorist attack of September 11, the Fed was concerned that consumer and business spending would stall and the federal funds rate was reduced further.

The economy did respond to the Fed's easing of monetary policy. In fact in the first calendar quarter of 2002, GDP growth was a robust 5.0 percent. In the second calendar quarter of the year, however, GDP growth was only 1.1 percent. Consumers shopped till they dropped in the first quarter spurred by 0% auto financing, tax refunds, and home mortgage refinancing. In the second quarter consumer spending paused as these favorable forces diminished.

Several indicators suggest, however, that the second quarter pause may be setting the stage for stronger economic growth in coming quarters. GM and Ford reintroduced 0% financing in early July. Low mortgage rates are keeping housing affordability near a record high and home sales are setting all-time records. In recent weeks the mortgage refinancing index has jumped sharply. Inventory levels are now at extremely low levels and manufacturers will need to increase production if consumer demand strengthens.

This should lead to improving employment over the next several months. Remember employment usually doesn't improve until the economic recovery is well underway. For now companies are increasing overtime and adding temporary workers. Layoffs have declined sharply and initial claims for unemployment insurance fell to 382,000 at the end of June, the fewest number since February 2000.

The biggest risk to the economy is that the negative sentiment on Wall Street will invade Main Street. This negative sentiment combined with the lurking terrorist threat could send consumers into hiding. Thus far, consumers are once again showing their amazing resilience. Lower mortgage rates and 0% financing are taking some of the sting out of falling 401(k) accounts.

The Federal Reserve has been sitting on the sidelines over the past six months awaiting more conclusive evidence of the sustainability of the recovery. In particular, the Fed wants to see employment stabilize to provide a strong foundation for consumer spending and an upturn in capital spending by businesses. While the Fed Funds rate is at a 40-year low and near the overall rate of inflation, the Fed is reluctant to undermine the budding economic recovery, especially since the falling stock market and geopolitical unrest could disrupt consumer spending.

The average maturities of the Diversified Fund and the DGO Fund have declined, particularly over the last six months. The Fed's easing cycle appears to be largely finished. Only if the economy appeared to be tipping back into recession would the Fed cut rates further. Eventually the Fed will need to raise the fed fund's rate to a neutral level. First, the Fed may take back the post-September 11 rate cuts. Following September 11, the Fed cut the Fed Funds rate to 1 3/4 percent, the lowest level in forty years. Prior to September 11, the Fed Funds rate was at 3 1/2 percent. Second, the Fed will move the fed funds rate back to an equilibrium level. If potential economic growth is in the 3 to 3 1/2 percent range and the Fed's long-run inflation target is 1 1/2 percent, the neutral fed funds rate is between 4 and 5 percent. It's interesting that the actual fed funds rate has averaged 4 3/4 percent over the last ten years. The Funds' are positioned to respond quickly to any increases in short-term interest rates.

As always, management of the Diversified Fund and the DGO Fund will focus on three fundamental investment objectives: 1) safety of invested principal, 2) maintenance of necessary liquidity, and 3) competitive rates, in that order.

Paul L. Kruse

Investment Services
Managing Director
Investors Management Group
Email: pkruse@amcore.com

Investors Management Group (IMG) provides program development services to the ISJIT program and each eligible participant and prospect.

Paul Kruse, IMG's Investment Services Marketing Manager, personally calls on representatives of community school districts, area education agencies, community colleges and other eligible ISJIT participants throughout the state each year to explain the benefits of ISJIT participation. An individual stop can range from informal one-on-one conversation to a formal presentation to a governing Board.

In addition to attending regional meetings and statewide conventions throughout the year, Paul contributes material to the Educational Investor, including the popular Kruse'n Down the Highway series.

Anita Tracy
ISJIT Administrator
Investors Management Group
Email: atracy@amcore.com

No cash management program can serve participant needs without knowledgeable representatives. Anita Tracy heads up a team of dedicated program administrators that are always available to assist with any ISJIT program-related investment need. Current investment rates, questions about account activity, setting up new accounts, Internet account interaction, or any other inquiry is welcome and always courteously and efficiently addressed. The ISJIT service team stands ready to assist participants with any program interaction need, including assistance with accessing the new ISJIT electronic interaction capabilities.

Membership Profile

Ackley-Geneva, Adair-Casey, Akron-Westfield, Albert City-Truesdale, Albia, Alden, Algona, Allison-Bristow, Alta, Ames, Anamosa, Andrew, Anita, Ankeny, Anthon-Oto, Aplington, Ar-We-Va, Atlantic, Audubon, Ballard, Battle Creek-Ida Grove, Baxter, BCLUW, Bedford, Belmond-Klemme, Bennett, Bettendorf, Bondurant-Farrar, Boone, Boyden-Hull, Boyer, Bridgewater-Fontanelle, Burlington, C & M, CAL, Calamus-Wheatland, Camanche, Cardinal, Carlisle, Carroll, Cedar Falls, Cedar Rapids, Center Point-Urbana, Centerville, Central, Central Decatur, Central Lyon, Chariton, Charles City, Cherokee, Clarence-Lowden, Clarinda, Clarke (Osceola), Clarksville, Clear Creek-Amana, Clear Lake, Clearfield, Clinton, Colfax Mingo, College, Collins-Maxwell, Columbus, Corning, Coon Rapids-Bayard, Council Bluffs, Creston, Dallas Center-Grimes, Danville, Davenport, Davis County, Decorah, Deep River-Millersburg, Delwood, Denison, Denver, Des Moines, Dexfield, Diagonal, Dike New Hartford, Dows, Dubuque, Dunkerton, Earlham, East Buchanan, East Central, East Marshall, East Union, Eastern Allamakee, Eddyville-Blakesburg, English Valleys, Essex, Estherville, Exira, Forest City, Fort Dodge, Fort Madison, Fox Valley, Fredericksburg, Fremont, Fremont-Mills, Galva-Holstein, GMG, Garnavillo, Garner-Hayfield, George, Gilbert, Gilmore City-Bradgate, Glenwood, Glidden-Ralston, Graettinger, Grand, Grand Valley, Greenfield, Grinnell-Newburg, Griswold, Grundy Center, H-L-V, Harlan, Hartley-Melvin-Sanborn, Highland, Hinton, Howard-Winneshiek, Hudson, Independence, Indian Hills, Indian Hills - Dev. Corp., Indian Hills - Foundation, Indianola, Interstate 35, Iowa City, Iowa Falls, Iowa Lakes, Iowa Valley, Iowa Western, Janesville, Jefferson-Scranton, Johnston, Keokuk, Keota, Knoxville, Lake Mills, Lamoni, Laurens-Marathon, Lawton-Bronson, LeMars, Lenox, Lewis Central, Lineville - Clio, Linn-Mar, Little Rock, Logan-Magnolia, Lone Tree, Louisa-Muscatine, Lu Verne, Lynnville-Sully, Madrid, Manning, Manson Northwest Webster, Maple Valley, Maquoketa, Maquoketa Valley, Marcus-Meridian-Cleghon, Marion Independent, Marshalltown, Mason City, Mediapolis, Melcher-Dallas, Meservey-Thornton, Mid Iowa, Mid-Prairie, Missouri Valley, MOC-Floyd Valley, Montezuma, Monticello, Moravia, Mormon Trail, Morning Sun, Moulton-Udell, Mount Ayr, Mount Pleasant, Mount Vernon, Murray, Muscatine, Nevada, New Hampton, New London, New Market, Newton, Nishna Valley, North Cedar, North Central, North Fayette, North Iowa, North Kossuth, North Linn, North Mahaska, North Polk, North Scott, North Winneshiek, Northeast (Goose Lake), Northeast Hamilton, Northern Trails Trust, Norwalk, Odebolt-Arthur, Ogden, Okoboji, Olin, Orient-Macksburg, Osage, Oskaloosa, Ottumwa, Panorama, Parkersburg, PCM, Pekin, Pella, Perry, Pleasant Valley, Pleasantville, Pocahontas, Prairie Valley, Prescott, Preston, River Valley, Rock Valley, Rockwell City-Lytton, Rockwell Swaledale, Roland-Story, Rudd-Rockford-MR, Sac, Saydel, Sergeant Bluff-Luton, Seymour, Sheffield-Chapin, Sheldon, Sibley-Ocheydean, Sidney, Sigourney, Sioux Central, Sioux City, South Hamilton, South Page, South Winneshiek, Southeast Polk, Southeast Warren, Southeast Webster, Southeastern, Southern Cal, Spencer, Spirit Lake, Springville, St. Ansgar, Stanton, Starmont, Storm Lake, Stratford, Sumner, Terril, Tipton, Treynor, Tri-Center, Tri-County, Turkey Valley, Twin Cedars, Underwood, Union, United, Urbandale, Valley (Elgin), Van Buren, Van Meter, Ventura, Villisca, Vinton-Shellsburg, Waco, Wall Lake, Walnut, Wapello, Wapsie Valley, Washington, Waterloo, Waukee, Wayne, Webster City, West Burlington, West Central, West Delaware, West Des Moines, West Hancock, West Harrison, West Liberty, West Lyon, West Marshall, West Monona, West Sioux, Western Dubuque, Westwood, Whiting, Williamsburg, Wilton, Winfield-Mt. Union, Winterset, Woden-Crystal Lake, Woodbury Central, Woodward Granger, AEA 1-Keystone, AEA 2-Northern Trails, AEA 4, AEA 5-Arrowhead, AEA 6, AEA 7, AEA 9-Mississippi Bend, AEA 10-Grant Wood, AEA 11-Heartland, AEA 12-Western Hills, AEA 13-Loess Hills, AEA 14-Green Valley, AEA 15-Southern Prairie, AEA 16-Great River, Des Moines Area Community College, Hawkeye Technical Institute, Indian Hills Community College, Iowa Central Community College, Iowa Lakes Community College, Iowa Western Community College, Iowa Valley Community College, Kirkwood Community College, Marshalltown Community College, North Iowa Area Community College, Northeast Iowa Community College, Northwest Iowa Technical Institute, Southeastern Community College, Western Iowa Technical Institute, IMPACC, ISCAP, Metro Interagency Insurance Program (MIIP), Mid-Iowa Computer, Southeast Iowa Schools Health Care Plan

Program Service Features

ISJIT's operation is sponsored by the Iowa Association of School Boards. IASB's management team meets regularly with the program's service providers to monitor all elements of program operation.

ISJIT's unique internet-based proprietary reporting system, IPASonline, provides participants with real-time account inquiry and transaction capabilities via the internet. Participants may invest or withdraw funds, verify account balances or transaction histories and direct inquiries to any ISJIT service provider with this unique service

ISJIT provides two daily liquid investment alternatives, the Diversified Fund and the Direct Government Obligation (DGO) Fund. Each alternative is tailored to meet specific participant investment needs. Each offers rates that typically exceed those available for other liquid account structures and fixed-term investments with limited liquidity.

ISJIT provides toll-free phone access to experienced ISJIT representatives who can personally assist with any investment-related inquiry or request offer

ISJIT invests available funds into Iowa financial institutions offering competitive rates of interest whenever possible. To date, IASB sponsored cash management programs have invested over $1,500,000,000 back into Iowa financial institutions on behalf of program participants.

ISJIT was the first public school investment program in the country to be registered with and regulated by the Securities and Exchange Commission (SEC).

Gibson Elementary School

"The steep drop in interest rates over these past 12 months have been painful to individuals and businesses alike who have seen their earnings from savings dramatically decline. School districts are certainly experiencing the pain as well. We at the Cedar Rapids Community School District have been very appreciative of all the efforts of those who manage the ISJIT program, particularly the efforts of Paul Kruse. Paul has helped put together a flexible CD program allowing our district a competitive level of interest earnings for our $46 million in bond proceeds. These interest revenues are critical in helping us achieve our facility improvement goals."

Steve Graham, Executive Director of
Business Services
Cedar Rapids CSD

ISJIT's Flexible Withdrawal Certificate of Deposit or Flex-CD offers the perfect investment capability for bond proceeds. Each Flex-CD is tailored to the specific needs of the project, offering:

  Payment of an excellent fixed rate of interest;
  No penalty, monthly liquidity for project needs; and
  An extended maturity to accommodate any unanticipated project delays.

Financial Statements

IOWA SCHOOLS JOINT INVESTMENT TRUST -- DIVERSIFIED PORTFOLIO
STATEMENT OF NET ASSETS -- JUNE 30, 2002
(SHOWING PERCENTAGE OF NET ASSETS)

Yield at
Time of	Amortized
Par Value	Description	Purchase	Due Date	Cost

DISCOUNTED GOVERNMENT SECURITIES -- 5.81%
$8,000,000	Federal National Mortgage Association, Discount Note	1.77%	08/14/02	$7,982,987
7,604,000	Federal National Mortgage Association, Discount Note	1.76%	08/14/02	7,587,922
TOTAL (cost -- $15,570,909)	$15,570,909

COUPON SECURITIES -- 40.35%
$2,750,000	Federal Home Loan Bank, 6.875%	1.75%	07/18/02	$2,756,576
8,600,000	Federal National Mortgage Association, Variable Rate, 2.01%*	1.77%	07/24/02	8,601,453
1,663,000	Federal Farm Credit Bank, 1.80%	1.79%	08/01/02	1,663,007
5,000,000	Federal National Mortgage Association, 6.44%	1.81%	08/14/02	5,027,271
1,000,000	Federal Home Loan Bank, 6.00%	1.79%	08/15/02	1,005,120
6,000,000	Federal Home Loan Mortgage Corporation, 6.625%	1.79%	08/15/02	6,034,985
5,000,000	Federal Home Loan Mortgage Corporation, 6.625%	1.79%	08/15/02	5,029,506
5,000,000	Federal Home Loan Bank, 6.75%	1.81%	08/15/02	5,029,769
2,000,000	Federal Home Loan Bank, 6.75%	1.79%	08/15/02	2,012,081
5,000,000	Federal Home Loan Bank, Variable Rate, 1.72%*	1.73%	08/20/02	5,000,000
2,500,000	Federal Home Loan Bank, 3.50%	1.79%	08/20/02	2,505,772	Direct Government
1,000,000	Federal Home Loan Bank, 6.225%	1.79%	08/26/02	1,006,720	Obligation Portfolio
5,000,000	Student Loan Marketing Association, Variable Rate, 2.19%*	2.21%	09/06/02	5,003,922	2002	2001
7,000,000	Federal Home Loan Bank, Variable Rate, 2.30%*	1.86%	10/03/02	7,009,183
10,000,000	Federal National Mortgage Association, Variable Rate, 1.68%*	1.73%	10/09/02	9,998,754
2,000,000	Student Loan Marketing Association, Variable Rate, 2.20%*	1.81%	11/06/02	2,003,006	$5,027,271	$1,872,301
5,000,000	Federal National Mortgage Association, Variable Rate, 1.72%*	1.73%	12/05/02	4,999,879
7,000,000	Federal Home Loan Bank, Variable Rate, 2.08%*	1.88%	01/23/03	7,000,000
10,000,000	Student Loan Marketing Association, Variable Rate, 1.81%*	1.85%	02/18/03	9,999,975
3,250,000	Student Loan Marketing Association, Variable Rate, 2.16%*	1.86%	04/04/03	3,258,614	$53,548,180	$48,595,810
2,000,000	Federal Home Loan Bank, 2.32%	2.31%	05/06/03	2,000,000
11,250,000	Federal Home Loan Bank, Variable Rate, 2.00%*	2.00%	06/13/03	11,250,000
TOTAL (cost -- $108,195,593)	$108,195,593	5,027,271	1,872,301
(45,612,234)	(48,870,403)
CERTIFICATES OF DEPOSIT -- 5.69%
$1,500,000	Community First National Bank, Decorah	2.25%	07/01/02	$1,500,000	12,963,217	1,597,708
1,000,000	Valley State Bank, Eldridge	4.50%	07/10/02	1,000,000
1,500,000	Valley State Bank, Eldridge	4.50%	07/16/02	1,500,000	33,133,249	31,535,541
500,000	Peoples Bank & Trust, Rock Valley	2.10%	09/10/02	500,000
1,000,000	Union State Bank, Winterset	2.00%	09/12/02	1,000,000	$46,096,466	$33,133,249
500,000	Freedom Financial Bank, West Des Moines	4.50%	09/13/02	500,000
1,000,000	Community First National Bank, Decorah	2.10%	09/16/02	1,000,000
250,000	Citizens Bank, Sac City	2.00%	09/19/02	250,000
250,000	First State Bank, Huxley	2.50%	10/15/02	250,000
1,000,000	Community First National Bank, Decorah	2.50%	10/30/02	1,000,000
2,000,000	St. Ansgar State Bank, St. Ansgar	2.50%	11/04/02	2,000,000
1,000,000	Liberty Bank, West Des Moines	2.37%	12/04/02	1,000,000
500,000	Tri County Bank & Trust, Cascade	3.15%	12/13/02	500,000
250,000	Citizens Bank, Sac City	2.50%	12/18/02	250,000
250,000	Citizens Bank, Sac City	2.50%	12/23/02	250,000
250,000	Ft. Madison Bank & Trust, Ft. Madison	3.00%	01/16/03	250,000
250,000	Ft. Madison Bank & Trust, Ft. Madison	3.00%	01/22/03	250,000
1,000,000	Liberty Bank, West Des Moines	3.00%	03/07/03	1,000,000
500,000	Valley State Bank, Eldridge	3.00%	03/19/03	500,000
250,000	Citizens Bank, Sac City	3.50%	05/28/03	250,000
500,000	First American Bank, Ames	3.50%	06/17/03	500,000
TOTAL (cost -- $15,250,000)	$15,250,000

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. securities) -- 47.89%
$64,206,000	Merrill Lynch, Repurchase Agreement	1.85%	07/01/02	$64,206,000
64,206,000	UBS Warburg, Repurchase Agreement	1.97%	07/01/02	64,206,000
TOTAL (cost -- $128,412,000)	$128,412,000

TOTAL INVESTMENTS -- 99.74% (cost -- $267,428,502)	$267,428,502

EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- .26%
(Includes $75,238 payable to IMG and $317,831
dividends payable to unitholders)	$684,527

NET ASSETS -- 100%
Applicable to 268,113,029 outstanding units	$268,113,029

NET ASSET VALUE:	$1.00
Offering and redemption price per unit ($268,113,029
divided by 268,113,029 units outstanding)

*Denotes floating rate investment with interest rate as of June 30, 2002

IOWA SCHOOLS JOINT INVESTMENT TRUST -- DIRECT GOVERNMENT OBLIGATION PORTFOLIO
STATEMENT OF NET ASSETS -- JUNE 30, 2002
(SHOWING PERCENTAGE OF NET ASSETS)

Yield at
Time of	Amortized
Par Value	Description	Purchase	Due Date	Cost

COUPON SECURITIES -- 2.38%
$1,000,000	Resolution Trust Funding Corporation Strips, 0.00%	2.06%	10/15/02	$994,079
TOTAL (cost -- $994,079)	$994,079

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. securities) -- 97.75%
$40,815,000	UBS Warburg, Repurchase Agreement	1.88%	07/01/02	$40,815,000
TOTAL (cost -- $40,815,000)	$40,815,000

TOTAL INVESTMENTS -- 100.13% (cost -- $41,809,079)	$41,809,079

EXCESS OF TOTAL LIABILITIES OVER OTHER ASSETS -- (.13%)
(Includes $5,142 payable to IMG and $39,590
dividends payable to unitholders)	($53,921)

NET ASSETS -- 100%
Applicable to 41,755,158 outstanding units	$41,755,158

NET ASSET VALUE:	$1.00
Offering and redemption price per unit ($41,755,158
divided by 41,755,158 units outstanding)

IOWA SCHOOLS JOINT INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

Direct Government
Diversified Portfolio	Obligation Portfolio
INVESTMENT INCOME:
Interest	$6,634,187	$922,199

EXPENSES:
Investment advisory fees	793,888	58,571
Trustee fees	358,902	126,904
Distribution fees	255,471	39,047
Other fees and expenses	76,641	11,714

Total Expenses	1,484,902	236,236

NET INVESTMENT INCOME	$5,149,285	$685,963

IOWA SCHOOLS JOINT INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

Direct Government
Diversified Portfolio	Obligation Portfolio
2002	2001	2002	2001
From Investment Activities:
Net investment income
distributed to unitholders	$5,149,285	$13,541,359	$685,963	$1,872,301

From Unit Transactions:
(at constant net asset value of $1 per unit)
Units sold	$1,222,375,730	$1,229,989,403	$53,548,180	$48,595,810
Units issued in reinvestment
of dividends from net
investment income	5,149,285	13,541,359	685,963	1,872,301
Units redeemed	(1,274,157,253)	(1,209,986,504)	(45,612,234)	(48,870,403)
Net increase (decrease) in net assets
derived from unit transactions	(46,632,238)	33,544,258	8,621,909	1,597,708

Net assets at beginning of period	314,745,267	281,201,009	33,133,249	31,535,541

Net assets at end of period	$268,113,029	$314,745,267	$41,755,158	$33,133,249

Iowa Schools Joint Investment Trust
Direct Government Obligation Portfolio
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net Investment Income	0.018	0.051	0.049	0.044	0.050
Dividends Distributed	(0.018)	(0.051)	(0.049)	(0.044)	(0.050)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	1.82%	5.13%	4.95%	4.39%	4.98%
Ratio of Expenses to Average Net Assets	0.60%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.76%	5.13%	4.95%	4.39%	4.98%
Net Assets, End of Period (000 Omitted)	$41,755	$33,133	$31,536	$32,031	$26,931

Notes to Financial Statements

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Iowa Schools Joint Investment Trust (ISJIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Section 279.29, Iowa Code (1985), as amended, which authorizes Iowa schools to jointly invest moneys pursuant to a joint investment agreement. ISJIT is registered under the Investment Company Act of 1940. ISJIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1986, and commenced operations on December 16, 1986. The Joint Powers Agreement and Declaration of Trust was amended September 22, 1988, and again on May 1, 1993. As amended, ISJIT is authorized and now operates investment programs, including the Diversified Portfolio and the Direct Government Obligation (DGO) Portfolio. The accompanying financial statements include activities of the Diversified and DGO Portfolios. The objective of the portfolios is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa schools under Iowa law. Wells Fargo Bank Iowa, N.A. serves as the Trustee, and Investors Management Group serves as the Investment Adviser. Effective July 1, 2002, Investors Management Group assumed some responsibilities previously held by Wells Fargo in its Trustee role. Wells Fargo continues to serve as Custodian.

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the period. Actual results could differ from those estimates.

Investments in Securities

The Diversified and Direct Government Obligation Portfolios consist of cash and short-term investments valued at amortized cost pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for each portfolio.

Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded on the accrual basis.

Certificates of deposit amounts in excess of the $100,000 federal deposit insurance are collateralized with securities or letters of credit held by IPAIT's custodian in IPAIT's name, or by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

In connection with transactions in repurchase agreements, it is ISJIT's policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by ISJIT may be delayed or limited. At June 30, 2002 the securities purchased under overnight agreements to resell were collateralized by government and government agency securities with market values of $130,988,738 and $41,631,675 for the Diversified Portfolio and the Direct Government Obligation Portfolio, respectively.

Under Governmental Accounting Standards as to custodial credit risk, ISJIT's investments in securities are classified as category one. Category one is the most secure investment category description.

Unit Issues, Redemptions, and Distributions

ISJIT determines the net asset value of each portfolio account daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income for each portfolio is declared daily and distributed monthly.

Income Taxes

ISJIT is exempt from federal and state income tax.

Fees and Expenses

Under separate agreements with ISJIT, Investors Management Group (IMG), the Investment Adviser, and Wells Fargo Bank Iowa, N.A. (Wells Fargo), the Trustee, are paid an annual fee for operating the investment programs.

For advisory, marketing, and administrative services provided to the Diversified Portfolio, IMG receives .330 percent of the average daily net asset value up to $150 million, .295 percent from $150 to $200 million, .280 percent from $200 to $250 million, and .265 percent exceeding $250 million. For advisory services provided to the Direct Government Obligation Portfolio, IMG receives .150 percent of the average daily net asset value up to $150 million and .125 percent exceeding $150 million. For the year ended June 30, 2002, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $793,888 and $58,571, respectively, to IMG for services provided.

For custodial and administrative services provided to the Diversified Portfolio, Wells Fargo receives .145 percent of the average daily net asset value up to $150 million, .140 percent from $150 to $200 million, .135 percent from $200 to $250 million, and .120 percent exceeding $250 million. For custodial and administrative services provided to the Direct Government Obligation Portfolio, Wells Fargo receives .325 percent of the average daily net asset value up to $150 million, .310 percent from $150 to $200 million, .290 percent from $200 to $250 million, and .260 percent exceeding $250 million. For the year ended June 30, 2002, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $358,902 and $126,904, respectively, to Wells Fargo for services provided.

Under a distribution plan, the sponsoring association receives an annual fee of .100 percent of the daily net asset value of the portfolios. For the year ended June 30, 2002, the Diversified Portfolio and the Direct Government Obligation Portfolio paid $255,471 and $39,047, respectively, to the Iowa Association of School Boards. ISJIT is responsible for operating expenses incurred directly by ISJIT. All fees are computed daily and paid monthly.

(2) SECURITIES TRANSACTIONS

Purchases of portfolio securities for the Diversified Portfolio and Direct Government Obligation Portfolio aggregated $22,993,458,223 and $8,387,822,286, respectively, for the year ended June 30, 2002. Proceeds from maturities of securities for the Diversified Portfolio and Direct Government Obligation Portfolio aggregated $23,033,830,423 and $8,379,108,732, respectively, for the year ended June 30, 2002.

Independent Auditors' Report

The Board of Trustees and Unitholders

Iowa Schools Joint Investment Trust:

We have audited the accompanying statements of net assets of the Diversified Portfolio and the Direct Government Obligation Portfolio of the Iowa Schools Joint Investment Trust (the Trust Portfolios) as of June 30, 2002, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Diversified Portfolio and the Direct Government Obligation Portfolio of the Iowa Schools Joint Investment Trust as of June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Des Moines, Iowa
July 19, 2002

Investment Adviser

2203 Grand Avenue
Des Moines, IA 50312-5338

w w w w w w w w

Custodian
Wells Fargo Bank Iowa, N.A.
MAC N8200-034
666 Walnut Street, P.O. Box 837
Des Moines, IA 50304

w w w w w w w w

Legal Counsel
BRICK, GENTRY, BOWERS, SWARTZ,
STOLTZE, SCHULING & LEVIS, P.C.
550 39th Street, Suite 200
Des Moines, IA 50312

w w w w w w w w

Independent Auditor
KPMG LLP
2500 Ruan Center
Des Moines, IA 50309

w w w w w w w w

IOWA SCHOOLS JOINT INVESTMENT TRUST

PO Box 71158
Clive, IA 70325-0158
(800) 872-0140
www.ISJIT.org